UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2021

______________

INTERUPS INC.

(Exact name of registrant as specified in its charter)

______________

Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 STATE STREET, SUITE 700, OFFICE 40, ALBANY, NY 12207

(Address of Principal Executive Office) (Zip Code)

(929) 376-9679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01—OTHER EVENTS

As notified in its earlier filing dated the 23rd of July 2021, Registrant entered into a Memorandum of Terms with with the Founders of Gayatri Projects Ltd (“GPL”), an Indian Public Company listed on the Mumbai Stock Exchange and National Stock Exchange of India. Accordingly, GPL, by securing approval of its Board of Directors and Shareholders through an Extraordinary General Meeting organized for the purpose on August 28, 2021, offered 75,000,000 Equity Shares [INR Rs 2.00 (USD $0.03) Face Value per share plus INR Rs 43 (USD $0.60) per share) in cash share premium] in preferential allotment to the Registrant (17,280,000 equity shares) and its recently acquired Taaza International Pte Ltd Singapore (“Taaza” or “Taaza Singapore”) (57,720,000 equity shares). The % of shares in allotment to the Registrant in GPL shall total 28.60% of the total post diluted equity of GPL.

This shall mean that shareholders of the Registrant shall prorata own net shares out of the total shares that the Registrant and Taaza have been offered as preferential allotment in GPL after adjusting for a certain number of equity shares to the investors that the Registrant procured/procures to secure investment for investing into the 75,000,000 equity shares under preferential allotment to the Registrant and its newly acquired downstream subsidiary, Taaza Singapore.

LIKEWISE, Registrant has initiated steps in acquiring approximately 80% Equity (5,760,000 prior to any dilution) of Taaza International Ltd (“Taaza India”), an Indian Company listed on the Mumbai Stock Exchange. The shareholders of the Registrant shall therefore own prorated shares of the Indian Listed Entity, Taaza India, which in turn shall mean 80% of Shares of Taaza Singapore which effectively would also mean 80% of the 57,720,000 shares of GPL that GPL has allotted to the Taaza Singapore.

REGISTRANT IS NOT EXPECTING ANY MONEY FROM ITS SHAREHOLDERS TO OWN SHARES IN GPL, TAAZA SINGAPORE AND TAAZA INDIA. THE RATIO OF ALLOTMENT OF THESE SHARES TO EACH OF THE SHAREHOLDERS OF THE REGISTRANT, RESTRICTIVE PERIOD IF ANY ON SHARES OF GPL OR TAAZA INDIA AND THE APPROXIMATE DOLLAR VALUE OF BENEFIT GRANTED BY REGISTRANT TO ITS SHAREHOLDERS SHALL BE NOTIFIED LATER TO THE SHAREHOLDERS’ ADDRESSES ON RECORD.

Registrant has further entered an understanding with the founder shareholders of GPL to jointly sponsor Infrastructure Investment Trust (“InvIT”) in India with a capital base of USD 1 Billion (approximately INR 7,200 Cr) post-InvIT IPO including that of equity sponsored by the Registrant and GPL into the InvIT and any investment raised from Institutions. The corpus amount shall be invested into certain Infrastructure Assets identified or to be identified for the purpose.

THERE IS NO GUARANTEE THAT THE REGISTRANT WILL BE ABLE TO SUCCESSFULLY ARRANGE MONIES AND CARRY INVESTMENTS THROUGH CLOSURE INTO THE INVIT THAT THE REGISTRANT AND GPL ARE JOINTLY PROPOSING TO ORGANIZE.

FAILURE TO CONCLUDE THE NECESSARY INVESTMNENT TRANSACTION IN THE INVIT, SHORTFALL OF ANTICIPATED CAPITAL RAISE, AND ANY INEFFICIENT STRUCTURING OR VALUATION INCORRECTNESS BY THE ADVISORS SHALL MEAN LOSS OF TIME, MONEY, RESOURCES AND OPPORTUNITY INVESTMENT LOSS, VALUE, AND INCOME THAT THE REGISTRANT OTHERWISE WOULD GAIN IF IT PURSUED SOME OTHER TRANSACTIONS. IT MAY ALSO MEAN COMPLETE LOSS OF CAPITAL, INCOME, AND OTHER OPPORTUNITY EARNINGS FOR THE INVESTORS.

ANY INVESTMENT WILL BE SUBJECT TO RISKS AND THOUGH THE REGISTRANT MAY INTEND TO FORESEE ALL SUCH RISKS FOR MITIGATION, THERE IS A POSSIBILITY THAT CERTAIN RISKS MAY ESCAPE FORESIGHT IN THE CONDUCT OF THE INVESTMENT TRANSACTIONS NOTIFIED THROUGH THIS FILING, AND THE ENTIRE INVESTMENT MAY BE SUBJECT TO SEVERE LOSS THAT MAY WIPE OUT ALL OF THE INVESTMENTS MADE OR TO BE MADE BY THE REGISTRANT AND/OR ITS SUBSIDIARY OR ASSOCIATE/AFFILIATE ENTITIES.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K includes both historical and forward-looking statements, which includes information relating to future events, future financial performance, strategies, expectations, competitive environment and regulations. Words such as “may,” “shall”, “should,” “could,” “would,” “predicts,” “potential,” “continue,” “expects,” “anticipates,” “future,” “intends,” “intending”, “contemplating”, “plans,” “believes,” “estimates,” “hopefully” and similar expressions, as well as statements in future tense, present and past continuing, identify forward-looking statements. Such statements are intended to operate as “forward-looking statements” of the kind permitted by the Private Securities Litigation Reform Act of 1995, incorporated in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). That legislation protects such predictive statements by creating a “safe harbor” from liability in the event that a particular prediction does not turn out as anticipated. Forward-looking statements should not be read as a guarantee of future performance or results and will probably not be accurate indications of when such performance or results will be achieved. Forward-looking statements are based on information we have when those statements are made, or on our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

The inclusion of the forward-looking statements should not be regarded as a representation by us, or any other person, that such forward-looking statements will be achieved. You should be aware that any forward-looking statement made by us in this Report on Form 8-K, or elsewhere, speaks only as of the date on which we make it. We undertake no duty to update any of the forward-looking statements, whether as a result of new information, future events or otherwise. Considering the foregoing, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERUPS INC.

August 31, 2021	By	/s/Laxmi Prasad
Laxmi Prasad, Chairman